Exhibit 99.1

Corporate Contact:

Karen A. Silva

Director of Investor Relations

BakBone Software

858-795-7525

karen.silva@bakbone.com

ALBERTA SECURITIES COMMISSION ISSUES AN INTERIM CEASE TRADE ORDER

HALTING TRADING IN CANADA IN STOCK OF BAKBONE SOFTWARE

Trading on the TSE to Halt at Open of Trading Tuesday, December 7

SAN DIEGO, CA – December 7, 2004 - BakBone Software, Inc. (TSX: BKB; OTCBB: BKBOF) announces that the Alberta Securities Commission has issued an interim cease trade order, preventing trading in the Company’s shares in Canada until December 17, 2004. If BakBone Software has not filed its Form 10-Q for the quarter ending September 30, 2004 with the Securities and Exchange Commission and made the required quarterly filing with the Canadian Securities Commissions by the December 17 date, the Alberta Securities Commission will again meet to determine if a further cease trade order will be issued.

Management anticipates that trading in the Company’s shares on the Toronto Stock Exchange (TSE) will remain halted until these financial results have been filed. This cease trade order does not represent a delisting from the TSE.

While the Alberta Securities Commission cease trade order does not affect trading in the Company’s stock in the United States on the OTC Bulletin Board (OTCBB), the Company’s failure to file its quarterly report on Form 10-Q for the September 30, 2004 period makes the Company subject to delisting from the OTCBB. As of the date of this release, the Company has not received any notification from the OTCBB that it will delist the Company’s stock. If the Company does receive such a notice, it will appeal delisting from the OTCBB, but such appeal may not be successful.

The Company is currently making every effort to complete and file its quarterly financials for the second quarter fiscal 2005 as quickly as possible. The delay in filing the Company’s financial statements relates to the recent change in auditors of the Company and the significant amount of work required to both review the Company’s current results and review previously published financial statements that will be reflected in the quarterly report on Form 10-Q for the September 30, 2004 period.

About BakBone Software, Inc.

BakBone Software (TSX: BKB; OTCBB: BKBOF) is a leading international data protection solution provider that develops and distributes data backup, restore, and disaster recovery software for network storage and open-systems environments worldwide. BakBone delivers scalable solutions that address the complex demands of large enterprise environments, as well as small to medium size businesses. Founded in 2000, BakBone products are used by Fortune 1000 corporations and domestic and international government entities. Distributed through a select global network of OEM partners, resellers and solution providers, interested companies can learn more about BakBone’s products and services at www.bakbone.com or email info@bakbone.com.

Safe Harbor

This press release contains forward-looking statements that involve risks, uncertainties, assumptions and other factors, which, if they do not materialize or prove correct, could cause BakBone’s results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, any statements, express or implied, regarding BakBone’s anticipated timing for the completion of the initial review of BakBone’s financial statements and/or the timing of the release of BakBone’s financial results and filing of its Form 10-Q. The potential risks and uncertainties may include, but are not limited to: risks that the review of BakBone’s financial statements may not be completed in accordance with our expectations as to timing; risks that we may not release our financial results and file our quarterly report on Form 10-Q in accordance with our expectations as to timing; and risks associated with impaired liquidity in our stock that may result from the cease trade order and any potential delisting from the OTCBB. Our forward-looking statements should be considered in the context of these and other risk factors disclosed in our most recent report filed with the Securities and Exchange Commission, which may be found at www.sec.gov, as well as those risk factors disclosed in our most recent report filed with the Canadian Securities Administrators, which is available on SEDAR at www.sedar.com. All future written and oral forward-looking statements made by us or on our behalf are also subject to these factors. BakBone assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

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